Consolidated Statement of Stockholder's Equity (USD $)	Total	Common Stock Class A	Common Stock Class W	Additional Paid-in Capital	Accumulated Deficit
Balance at Dec. 31, 2010	$ 200,000	$ 200	$ 0	$ 199,800	$ 0
Balance (in shares) at Dec. 31, 2010		20,000	0
Increase (Decrease) in Stockholder's Equity
Issuance of common stock		0	0
Issuance of common stock (in shares)		0	0
Net loss	(199,978)				(199,978)
Balance at Sep. 30, 2011	$ 22	$ 200		$ 199,800	$ (199,978)
Balance (in shares) at Sep. 30, 2011		20,000